JPMorgan Securities
Chase Funding
CFLAT 2003-C2
Group I Aggregate Strats


--------------------------------------------------------------------------------
1. Summary Statistics

Aggregate Outstanding Principal Balance       $302,466,951
Aggregate Original Principal Balance          $305,717,910
Number of Mortgage Loans                             2,241

                                           Average(1)      Minimum       Maximum
Original Principal Balance                  $136,420       $18,500      $322,700
Outstanding Principal Balance               $134,970       $18,354      $321,380

                                  Weighted Average(2)      Minimum      Maximum
Original Term (mos)                              288           120          360
Stated Remaining Term (mos)                      283           112          356
Expected Remaining Term (mos)                    283           104          356
Loan Age (mos)                                     5             3            8
Current Interest Rate                          5.529%        4.250%      10.200%
Original Loan-to-Value (3)                     71.54%         7.65%       95.00%
Credit Score (4)                                 724           576          819

                                                          Earliest       Latest
Origination Dates                                          03/2003      07/2003
Maturity Dates                                             04/2013      08/2033

--------------------------------------------------------------------------------

2. Lien Position

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Lien Position                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
1                                         2,241        $302,466,951        100.0
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
3. Occupancy

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Occupancy                                  Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Owner Occupied                            2,220        $300,042,477         99.2
Second Home                                   3             446,006          0.1
Investment                                   18           1,978,468          0.7
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4. Documentation

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Documentation                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
24 Month Bank Statement                       4        $    817,629          0.3
Stated Income                               164          23,321,176          7.7
Reduced Documentation                         1             239,910          0.1
Full Documentation                        2,072         278,088,237         91.9
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
5. Year of Origination

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Year of Orgination                         Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
2003                                      2,241        $302,466,951        100.0
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Loan Purpose

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Loan Purpose                               Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Purchase                                     12        $  1,252,478          0.4
Refinance - Rate/Term                       963         128,790,364         42.6
Refinance - Cash-Out                      1,266         172,424,108         57.0
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
7. Property Type

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Property Type                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Single Family Detached                    2,213        $299,183,580         98.9
Two-to Four-family Dwelling Unit              7             815,888          0.3
Condominium                                  18           2,215,601          0.7
Manufactured Housing                          3             251,881          0.1
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting  only for loans with scores.



--------------------------------------------------------------------------------
8. Current Mortgage Rate

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Current Mortgage Rate                      Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
4.000% to 4.499%                             34        $  4,141,640          1.4
4.500% to 4.999%                            453          54,954,742         18.2
5.000% to 5.499%                            557          78,605,683         26.0
5.500% to 5.999%                            862         119,286,758         39.4
6.000% to 6.499%                            233          32,222,143         10.7
6.500% to 6.999%                             95          12,376,891          4.1
7.000% to 7.499%                              4             615,548          0.2
7.500% to 7.999%                              2             245,191          0.1
10.000% to 10.499%                            1              18,354          0.0
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

Mortgage Rates Range is from: 4.250% to 10.200%
Weighted Average is: 5.529%


--------------------------------------------------------------------------------
9. Remaining Months to Stated Maturity

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Remaining Months to Stated Maturity        Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
109 to 120                                   77        $  7,748,466          2.6
169 to 180                                  772          91,834,070         30.4
229 to 240                                  168          22,767,461          7.5
289 to 300                                   90          12,038,665          4.0
349 to 360                                1,134         168,078,289         55.6
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

Remaining Term Range is from (Months): 112 to 356
Weighted Average is (Months): 283




--------------------------------------------------------------------------------
10. Original Mortgage Loan Balance Principal

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Original Mortgage Loan Balance Principal   Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
$100,000 or Less                            715        $ 56,253,157         18.6
$100,001 to $150,000                        792          96,571,292         31.9
$150,001 to $200,000                        406          69,275,281         22.9
$200,001 to $250,000                        196          43,345,637         14.3
$250,001 to $300,000                         98          26,432,289          8.7
$300,001 to $350,000                         34          10,589,294          3.5
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

Original Mortgage Loan Principal Balance Range is from: $18,500 to $322,700 Average is: $136,420



--------------------------------------------------------------------------------
11. Product Type Summary


                                                      Aggregate
                                         Number of    Principal
                                         Mortgage     Balance         Percent of
Product Type Summary                      Loans       Outstanding     Loan Group
--------------------------------------------------------------------------------
10 to 14 Year Fixed Rate Mortgage Loan       77        $  7,748,466          2.6
15 to 19 Year Fixed Rate Mortgage Loan      772          91,834,070         30.4
20 to 24 Year Fixed Rate Mortgage Loan      168          22,767,461          7.5
25 to 29 Year Fixed Rate Mortgage Loan       90          12,038,665          4.0
30 Year Fixed Rate Mortgage Loan          1,134         168,078,289         55.6
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
12. Prepayment Penalty Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Prepayment Penalty Summary                 Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
None                                        366        $ 47,237,498         15.6
12 Months                                   153          23,025,979          7.6
24 Months                                     3             366,359          0.1
36 Months                                 1,719         231,837,114         76.6
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months.



--------------------------------------------------------------------------------
13. State Distribution

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
State Distribution                         Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Arizona                                      64        $  8,197,692          2.7
California                                  503          82,577,862         27.3
Colorado                                     42           5,813,934          1.9
Connecticut                                  40           5,577,406          1.8
Delaware                                     18           2,419,047          0.8
Florida                                     156          18,097,482          6.0
Georgia                                       7           1,021,417          0.3
Hawaii                                        4             710,774          0.2
Idaho                                        12           1,196,786          0.4
Illinois                                     69           9,416,477          3.1
Indiana                                      51           4,935,134          1.6
Iowa                                         40           3,555,675          1.2
Kansas                                       24           2,542,851          0.8
Kentucky                                     13           1,326,915          0.4
Louisiana                                    18           1,603,768          0.5
Maine                                         7             842,721          0.3
Maryland                                     73          10,532,160          3.5
Massachusetts                                45           7,134,049          2.4
Michigan                                    102          11,742,832          3.9
Minnesota                                   116          16,443,552          5.4
Mississippi                                   4             402,372          0.1
Missouri                                     75           7,377,715          2.4
Montana                                       4             363,466          0.1
Nebraska                                     41           3,930,514          1.3
Nevada                                       36           5,124,271          1.7
New Hampshire                                23           3,294,312          1.1
New Jersey                                   47           6,398,612          2.1
New Mexico                                    9             992,423          0.3
New York                                    118          19,161,013          6.3
North Carolina                                1             123,231          0.0
North Dakota                                  1             114,289          0.0
Ohio                                         62           6,397,496          2.1
Oklahoma                                     24           2,284,395          0.8
Oregon                                       40           5,490,733          1.8
Pennsylvania                                100          11,800,136          3.9
Rhode Island                                 23           3,101,494          1.0
South Carolina                               17           2,669,887          0.9
South Dakota                                  1             174,844          0.1
Tennessee                                    18           1,997,477          0.7
Texas                                        44           5,482,712          1.8
Utah                                          3             349,982          0.1
Vermont                                       1             173,240          0.1
Washington                                   97          14,310,877          4.7
Wisconsin                                    47           5,155,602          1.7
Wyoming                                       1             107,325          0.0
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
14. Loan-to-Value Ratio

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Loan-to-Value Ratio                        Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
50.00% or Less                              330        $ 37,078,152         12.3
50.01% to 55.00%                            111          14,707,151          4.9
55.01% to 60.00%                            129          16,366,054          5.4
60.01% to 65.00%                            155          20,101,419          6.6
65.01% to 70.00%                            196          27,265,240          9.0
70.01% to 75.00%                            200          27,631,684          9.1
75.01% to 80.00%                            398          56,300,321         18.6
80.01% to 85.00%                            237          33,149,215         11.0
85.01% to 90.00%                            475          68,549,389         22.7
90.01% to 95.00%                             10           1,318,325          0.4
--------------------------------------------------------------------------------
Total:                                    2,241        $302,466,951        100.0
--------------------------------------------------------------------------------

Loan-to-Value Ratios Range is from: 7.65% to 95.00%
Weighted Average is: 71.54%



--------------------------------------------------------------------------------
15. Mortgage Loan Age Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Mortgage Loan Age Summary                  Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
3                                             1      $    111,716           0.0
4                                         1,218       166,835,931          55.2
5                                           916       123,935,380          41.0
6                                            77         8,382,828           2.8
7                                            16         1,720,980           0.6
8                                            13         1,480,115           0.5
--------------------------------------------------------------------------------
Total:                                    2,241      $302,466,951         100.0
--------------------------------------------------------------------------------

Weighted Average Age
(Months) is: 5



--------------------------------------------------------------------------------
16. Credit Score Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Credit Score Summary                       Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
576 to 600                                    1      $    120,972           0.0
601 to 650                                   25         3,770,328           1.2
651 to 700                                  677        97,779,228          32.3
701 to 750                                  827       112,370,863          37.2
751 to 800                                  667        83,835,269          27.7
801 to 819                                   44         4,590,290           1.5
--------------------------------------------------------------------------------
Total:                                    2,241      $302,466,951         100.0
--------------------------------------------------------------------------------

Credit Score Range is from: 576 to 819
Weighted Average (scored loans only) is: 724



--------------------------------------------------------------------------------
17. Credit Grade Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Credit Grade Summary                       Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
A*                                        1,427      $189,330,793          62.6
AO                                          762       105,920,672          35.0
A-                                           22         3,235,026           1.1
B                                            21         2,650,913           0.9
B-                                            4           667,833           0.2
C                                             5           661,714           0.2
--------------------------------------------------------------------------------
Total:                                    2,241      $302,466,951         100.0
--------------------------------------------------------------------------------

JPMorgan Securities
Chase Funding
CFLAT 2003-C2
Mortgage Loans with 15 yrs Terms


--------------------------------------------------------------------------------
1. Summary Statistics

Aggregate Outstanding Principal Balance    $99,582,536
Aggregate Original Principal Balance      $101,608,148
Number of Mortgage Loans                           849

                                          Average(1)      Minimum        Maximum
Original Principal Balance                 $119,680       $49,000       $322,699
Outstanding Principal Balance              $117,294       $43,410       $317,737

                                 Weighted Average(2)      Minimum        Maximum
Original Term (mos)                             175           120           180
Stated Remaining Term (mos)                     171           112           177
Expected Remaining Term (mos)                   170           104           177
Loan Age (mos)                                    5             3             8
Current Interest Rate                         5.134%        4.250%        7.500%
Original Loan-to-Value (3)                    67.99%         7.65%        94.09%
Credit Score (4)                                730           629           819

                                                         Earliest         Latest
Origination Dates                                         03/2003        07/2003
Maturity Dates                                            04/2013        09/2018



--------------------------------------------------------------------------------
2. Lien Position

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Lian Position                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
1                                           849      $ 99,582,536         100.0
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
3. Occupancy

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Occupancy                                  Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Owner Occupied                              842      $ 99,014,312          99.4
Second Home                                   1           163,165           0.2
Investment                                    6           405,058           0.4
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4. Documentation

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Documentation                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Stated Income                                55      $  6,990,692           7.0
Full Documentation                          794        92,591,844          93.0
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
5. Year of Origination

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Year of Origination                        Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
2003                                        849      $ 99,582,536         100.0
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. Loan Purpose

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Loan Purpose                               Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Purchase                                      2      $    270,391           0.3
Refinance - Rate/Term                       398        46,725,306          46.9
Refinance - Cash-Out                        449        52,586,838          52.8
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
7. Property Type

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Property Type                              Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Single Family Detached                      840      $ 98,802,074          99.2
Two-to Four-family Dwelling Unit              2           123,102           0.1
Condominium                                   5           508,930           0.5
Manufactured Housing                          2           148,429           0.1
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.



--------------------------------------------------------------------------------
8. Current Mortgage Rate

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Current Mortgage Rate                      Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
4.000% to 4.499%                             34      $  4,141,640           4.2
4.500% to 4.999%                            400        47,735,363          47.9
5.000% to 5.499%                            204        23,927,546          24.0
5.500% to 5.999%                            173        20,187,091          20.3
6.000% to 6.499%                             28         2,662,303           2.7
6.500% to 6.999%                              9           866,710           0.9
7.500% to 7.999%                              1            61,882           0.1
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Mortgage Rates Range is from: 4.250% to 7.500%
Weighted Average is: 5.134%



--------------------------------------------------------------------------------
9. Remaining Months to Stated Maturity

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Remaining Months to Stated Maturity        Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
109 to 120                                   77      $  7,748,466           7.8
169 to 180                                  772        91,834,070          92.2
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Remaining Term Range is from (Months): 112 to 177
Weighted Average is (Months): 171

--------------------------------------------------------------------------------
10. Original Mortgage Loan Principal Balance

                                                      Aggregate
                                          Number of   Principal
Original                                  Mortgage    Balance         Percent of
Mortgage Loan Principal Balance            Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------

$100,000 or Less                             358      $ 27,040,423          27.2
$100,001 to $150,000                         303        36,479,023          36.6
$150,001 to $200,000                         123        20,557,378          20.6
$200,001 to $250,000                          43         9,400,358           9.4
$250,001 to $300,000                          19         5,165,872           5.2
$300,001 to $350,000                           3           939,482           0.9
--------------------------------------------------------------------------------
Total:                                       849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Original Mortgage Loan Principal Balance Range is from: $49,000 to $322,699 Average is: $119,680



--------------------------------------------------------------------------------
11. Product Type Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Product Type Summary                       Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
10 to 14 Year Fixed Rate Mortgage Loan        77      $  7,748,466           7.8
15 to 19 Year Fixed Rate Mortgage Loan       772        91,834,070          92.2
--------------------------------------------------------------------------------
Total:                                       849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
12. Prepayment Penalty Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Prepayment Penalty Summary                 Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
None                                        147      $ 16,172,757          16.2
12 Months                                    68         8,536,607           8.6
24 Months                                     1           102,954           0.1
36 Months                                   633        74,770,218          75.1
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months.


--------------------------------------------------------------------------------
13. State Distribution

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
State Distribution                         Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
Arizona                                       17      $  2,287,309           2.3
California                                   167        22,379,165          22.5
Colorado                                      22         2,884,891           2.9
Connecticut                                   11         1,472,118           1.5
Delaware                                       8           919,214           0.9
Florida                                       61         6,298,371           6.3
Georgia                                        4           725,114           0.7
Hawaii                                         2           328,750           0.3
Idaho                                          6           557,172           0.6
Illinois                                      22         2,261,898           2.3
Indiana                                       21         1,898,363           1.9
Iowa                                          22         1,780,591           1.8
Kansas                                        15         1,406,658           1.4
Kentucky                                       6           588,888           0.6
Louisiana                                      9           787,105           0.8
Maryland                                      26         3,236,388           3.2
Massachusetts                                 11         1,360,558           1.4
Michigan                                      37         3,924,432           3.9
Minnesota                                     36         4,043,121           4.1
Mississippi                                    1           133,985           0.1
Missouri                                      37         3,439,463           3.5
Montana                                        2           124,946           0.1
Nebraska                                      21         2,031,213           2.0
Nevada                                        15         2,239,398           2.2
New Hampshire                                  9         1,001,622           1.0
New Jersey                                    14         1,791,826           1.8
New Mexico                                     7           802,119           0.8
New York                                      52         7,265,406           7.3
North Carolina                                 1           123,231           0.1
Ohio                                          24         2,470,623           2.5
Oklahoma                                      10           896,660           0.9
Oregon                                        12         1,721,326           1.7
Pennsylvania                                  42         4,441,384           4.5
Rhode Island                                   6           754,467           0.8
South Carolina                                 6           921,122           0.9
Tennessee                                      9         1,051,597           1.1
Texas                                         22         2,658,386           2.7
Utah                                           1           112,666           0.1
Washington                                    34         4,242,892           4.3
Wisconsin                                     21         2,218,095           2.2
--------------------------------------------------------------------------------
Total:                                       849      $ 99,582,536         100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
14. Loan-to-Value Ratio

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Loan-to-Value Ratio                        Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
50.00% or Less                               178      $ 18,273,353          18.3
50.01% to 55.00%                              49         5,294,624           5.3
55.01% to 60.00%                              54         5,902,791           5.9
60.01% to 65.00%                              61         6,830,078           6.9
65.01% to 70.00%                              88        10,814,891          10.9
70.01% to 75.00%                              72         8,572,515           8.6
75.01% to 80.00%                             125        15,394,860          15.5
80.01% to 85.00%                              79        10,241,298          10.3
85.01% to 90.00%                             141        18,025,014          18.1
90.01% to 95.00%                               2           233,110           0.2
--------------------------------------------------------------------------------
Total:                                       849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Loan-to-Value Ratios Range is from: 7.65% to 94.09%
Weighted Average is: 67.99%



--------------------------------------------------------------------------------
15. Mortgage Loan Age Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Mortgage Loan Age Summary                 Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
3                                             1      $    111,716           0.1
4                                           452        52,933,927          53.2
5                                           331        39,732,697          39.9
6                                            55         5,872,540           5.9
7                                             4           303,904           0.3
8                                             6           627,752           0.6
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Weighted Average Age (Months) is: 5



--------------------------------------------------------------------------------
16. Credit Score Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Credit Score Summary                       Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
629 to 650                                   10      $    939,722           0.9
651 to 700                                  206        25,839,068          25.9
701 to 750                                  322        39,293,495          39.5
751 to 800                                  286        31,205,432          31.3
801 to 819                                   25         2,304,819           2.3
--------------------------------------------------------------------------------
Total:                                      849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

Credit Score Range is from: 629 to 819
Weighted Average (scored loans only) is: 730



--------------------------------------------------------------------------------
17. Credit Grade Summary

                                                      Aggregate
                                          Number of   Principal
                                          Mortgage    Balance         Percent of
Credit Grade Summary                       Loans      Outstanding     Loan Group
--------------------------------------------------------------------------------
A*                                           562      $ 65,338,919          65.6
AO                                           275        32,603,503          32.7
A-                                             5           601,568           0.6
B                                              5           762,785           0.8
C                                              2           275,760           0.3
--------------------------------------------------------------------------------
Total:                                       849      $ 99,582,536         100.0
--------------------------------------------------------------------------------

JPMorgan Securities
Chase Funding
CFLAT 2003-C2
Mortgage Loans with 30 yrs Terms
--------------------------------------------------------------------------------
1. Summary Statistics

Aggregate Outstanding Principal Balance       $202,884,415
Aggregate Original Principal Balance          $204,109,762
Number of Mortgage Loans                             1,392

                                           Average(1)     Minimum       Maximum
Original Principal Balance                  $146,631      $18,500      $322,700
Outstanding Principal Balance               $145,750      $18,354      $321,380

                                  Weighted Average(2)     Minimum       Maximum
Original Term (mos)                              343          240           360
Stated Remaining Term (mos)                      338          234           356
Expected Remaining Term (mos)                    338          226           356
Loan Age (mos)                                     4            4             8
Current Interest Rate                          5.723%       4.875%       10.200%
Original Loan-to-Value (3)                     73.29%       10.00%        95.00%
Credit Score (4)                                 721          576           819

                                                         Earliest        Latest
Origination Dates                                         03/2003       07/2003
Maturity Dates                                            06/2023       08/2033


--------------------------------------------------------------------------------

2. Lien Position

                                                       Aggregate
                                         Number of     Principal
Lien Position                            Mortgage      Balance        Percent of
                                         Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
1                                        1,392          $202,884,415       100.0
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

3. Occupancy

                                                       Aggregate
                                         Number of     Principal
Occupancy                                Mortgage      Balance        Percent of
                                         Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
Owner Occupied                           1,378          $201,028,165        99.1
Second Home                                  2               282,840         0.1
Investment                                  12             1,573,410         0.8
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

4. Documentation

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Documentation                            Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
24 Month Bank Statement                      4          $    817,629         0.4
Stated Income                              109            16,330,483         8.0
Reduced Documentation                        1               239,910         0.1
Full Documentation                       1,278           185,496,393        91.4
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

5. Year of Origination

                                                       Aggregate
                                         Number of     Principal
Year of Origination                      Mortgage      Balance        Percent of
                                         Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
2003                                     1,392          $202,884,415       100.0
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

6. Loan Purpose

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Loan Purpose                             Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
Purchase                                    10          $    982,087         0.5
Refinance - Rate/Term                      565            82,065,058        40.4
Refinance - Cash-Out                       817           119,837,270        59.1
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

7. Property Type

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Property Type                            Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
Single Family Detached                   1,373          $200,381,506        98.8
Two-to Four-family Dwelling Unit             5               692,787         0.3
Condominium                                 13             1,706,671         0.8
Manufactured Housing                         1               103,452         0.1
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.



--------------------------------------------------------------------------------

8. Current Mortgage Rate

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Current Mortgage Rate                    Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
4.500% to 4.999%                            53          $  7,219,379         3.6
5.000% to 5.499%                           353            54,678,136        27.0
5.500% to 5.999%                           689            99,099,667        48.8
6.000% to 6.499%                           205            29,559,839        14.6
6.500% to 6.999%                            86            11,510,181         5.7
7.000% to 7.499%                             4               615,548         0.3
7.500% to 7.999%                             1               183,309         0.1
10.000% to 10.499%                           1                18,354         0.0
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Mortgage Rates Range is from: 4.875% to 10.200%
Weighted Average is: 5.723%



--------------------------------------------------------------------------------

9. Remaining Months to Stated Maturity

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Remaining Months to Stated Maturity      Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
229 to 240                                 168          $ 22,767,461        11.2
289 to 300                                  90            12,038,665         5.9
349 to 360                               1,134           168,078,289        82.8
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Remaining Term Range is from (Months): 234 to 356
Weighted Average is (Months): 338



--------------------------------------------------------------------------------

10. Original Mortgage Loan Principal Balance

                                                       Aggregate
                                         Number of     Principal
Original Mortgage Loan                   Mortgage      Balance        Percent of
Principal Balance                        Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
$100,000 or Less                           357          $ 29,212,734        14.4
$100,001 to $150,000                       489            60,092,269        29.6
$150,001 to $200,000                       283            48,717,903        24.0
$200,001 to $250,000                       153            33,945,279        16.7
$250,001 to $300,000                        79            21,266,417        10.5
$300,001 to $350,000                        31             9,649,812         4.8
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Original Mortgage Loan Principal Balance Range is from: $18,500 to $322,700 Average is: $146,631

11. Product Type Summary

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Product Type Summary                     Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
20 to 24 Year Fixed Rate Mortgage Loan     168          $ 22,767,461        11.2
25 to 29 Year Fixed Rate Mortgage Loan      90            12,038,665         5.9
30 Year Fixed Rate Mortgage Loan         1,134           168,078,289        82.8
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

12. Prepayment Penalty Summary

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Prepayment Penalty Summary               Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
None                                       219          $ 31,064,741        15.3
12 Months                                   85            14,489,371         7.1
24 Months                                    2               263,406         0.1
36 Months                                1,086           157,066,897        77.4
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months.



--------------------------------------------------------------------------------

13. State Distribution

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
State Distribution                       Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
Arizona                                     47          $  5,910,382         2.9
California                                 336            60,198,697        29.7
Colorado                                    20             2,929,043         1.4
Connecticut                                 29             4,105,287         2.0
Delaware                                    10             1,499,833         0.7
Florida                                     95            11,799,111         5.8
Georgia                                      3               296,302         0.1
Hawaii                                       2               382,024         0.2
Idaho                                        6               639,615         0.3
Illinois                                    47             7,154,579         3.5
Indiana                                     30             3,036,771         1.5
Iowa                                        18             1,775,084         0.9
Kansas                                       9             1,136,193         0.6
Kentucky                                     7               738,026         0.4
Louisiana                                    9               816,663         0.4
Maine                                        7               842,721         0.4
Maryland                                    47             7,295,771         3.6
Massachusetts                               34             5,773,491         2.8
Michigan                                    65             7,818,399         3.9
Minnesota                                   80            12,400,431         6.1
Mississippi                                  3               268,387         0.1
Missouri                                    38             3,938,251         1.9
Montana                                      2               238,520         0.1
Nebraska                                    20             1,899,301         0.9
Nevada                                      21             2,884,873         1.4
New Hampshire                               14             2,292,691         1.1
New Jersey                                  33             4,606,787         2.3
New Mexico                                   2               190,305         0.1
New York                                    66            11,895,607         5.9
North Dakota                                 1               114,289         0.1
Ohio                                        38             3,926,873         1.9
Oklahoma                                    14             1,387,735         0.7
Oregon                                      28             3,769,407         1.9
Pennsylvania                                58             7,358,751         3.6
Rhode Island                                17             2,347,027         1.2
South Carolina                              11             1,748,765         0.9
South Dakota                                 1               174,844         0.1
Tennessee                                    9               945,880         0.5
Texas                                       22             2,824,326         1.4
Utah                                         2               237,316         0.1
Vermont                                      1               173,240         0.1
Washington                                  63            10,067,985         5.0
Wisconsin                                   26             2,937,507         1.4
Wyoming                                      1               107,325         0.1
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

14. Loan-to-Value Ratio

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Loan-to-Value Ratio                      Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
50.00% or Less                             152          $ 18,804,799         9.3
50.01% to 55.00%                            62             9,412,527         4.6
55.01% to 60.00%                            75            10,463,262         5.2
60.01% to 65.00%                            94            13,271,341         6.5
65.01% to 70.00%                           108            16,450,349         8.1
70.01% to 75.00%                           128            19,059,169         9.4
75.01% to 80.00%                           273            40,905,461        20.2
80.01% to 85.00%                           158            22,907,917        11.3
85.01% to 90.00%                           334            50,524,375        24.9
90.01% to 95.00%                             8             1,085,215         0.5
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Loan-to-Value Ratios Range is from: 10.00% to 95.00%
Weighted Average is: 73.29%



--------------------------------------------------------------------------------

15. Mortgage Loan Age Summary

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Mortgage Loan Age Summary                Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
4                                          766          $113,902,004        56.1
5                                          585            84,202,683        41.5
6                                           22             2,510,289         1.2
7                                           12             1,417,076         0.7
8                                            7               852,363         0.4
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Weighted Average Age (Months) is: 4



--------------------------------------------------------------------------------

16. Credit Score Summary

                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Credit Score Summary                     Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
576 to 600                                   1          $    120,972         0.1
601 to 650                                  15             2,830,606         1.4
651 to 700                                 471            71,940,160        35.5
701 to 750                                 505            73,077,369        36.0
751 to 800                                 381            52,629,838        25.9
801 to 819                                  19             2,285,470         1.1
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------

Credit Score Range is from: 576 to 819
Weighted Average (scored loans only) is: 721



--------------------------------------------------------------------------------

17. Credit Grade Summary


                                                       Aggregate
                                         Number of     Principal
                                         Mortgage      Balance        Percent of
Credit Grade Summary                     Loans         Outstanding    Loan Group
--------------------------------------------------------------------------------
A*                                         865          $123,991,873        61.1
AO                                         487            73,317,168        36.1
A-                                          17             2,633,458         1.3
B                                           16             1,888,129         0.9
B-                                           4               667,833         0.3
C                                            3               385,953         0.2
--------------------------------------------------------------------------------
Total:                                   1,392          $202,884,415       100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------